UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 15, 2010

INOVA TECHNOLOGY, INC.
(Formerly Edgetech Services. Inc.)
(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27397	98-0204280
(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2300 W. Sahara Ave. Suite 800 Las Vegas, NV 89102
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

800 757 9808
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 8.01 Other events

Inova Technology Unveils 'mi-UHF', the Industry's First Hand-Held Data Capture Unit With Integrated Magnetic Stripe, UHF-RFID and Barcode Readers With GPRS Capability

Item 9.01 Financial Statements and Exhibits

(b)   Exhibits*.

Exhibit No.	Item

99.1	Press Release.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inova Technology, Inc.

Date: April 15, 2010	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer